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                                                                   EXHIBIT 10.41


                          EQUIPMENT PROMISSORY NOTE IV




                                                           Hartford, Connecticut
$ 3,000,000.00                                                      May 22, 1998

         FOR VALUE RECEIVED, the undersigned, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a place of business at 1790 New Britain Avenue, Farmington, Connecticut 06032 (the "BORROWER") for value received, promises to pay to the order of FLEET NATIONAL BANK, a national banking association, (hereinafter referred to as the "LENDER") at its office at 777 Main Street, Hartford, Connecticut 06115 or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of THREE MILLION ($3,000,000.00) DOLLARS (the "PRINCIPAL AMOUNT") or, if less, the aggregate unpaid principal amount of all Equipment Advances IV made pursuant to that certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, as amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995, as further amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996, as further amended by a certain Eighth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of April 10, 1996, as further amended by a certain Ninth Amendment of Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of March 27, 1997, and as further amended by a certain Tenth Amendment to Revolving Loan, Term Loan, Equipment Loan, Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated of even date herewith between Borrower and Lender (as amended and in effect from time to time, the "LOAN Agreement"), together with (i) interest at the rate and in the manner provided herein; (ii) all amounts which may become due under the Loan Agreement or any of the other Loan Documents; (iii) any costs and expenses, including reasonable attorneys' and appraiser's fees incurred in the collection of this Note or the enforcement of the Loan Agreement or any of the other Loan Documents, foreclosure thereunder or in any litigation or controversy arising from or connected with this Note, the Loan Agreement or any of the other Loan Documents; and (iv) all taxes or duties assessed upon said sum against Lender or upon the debt evidenced hereby other than income or excise taxes. All amounts owing under this Note and interest thereon shall be payable in legal tender of the United States of America. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

         This Note shall bear interest at an annual rate as selected by Borrower pursuant to the terms of the Loan Agreement. Interest shall be payable as set forth in the Loan Agreement.

         The Borrower shall make interest only payments on the first day of each month for the first year of this Loan and on the Conversion Date II at such rates and in the manner as provided in the Loan Agreement. Monthly payments of principal (based on a five-year straight-line amortization schedule) and accrued interest shall be due and payable in arrears commencing on June 1, 1999 and continuing on the first day of each succeeding month thereafter until the outstanding Principal Amount, together with all interest accrued thereon has been fully paid, except that if not sooner paid, the Principal Amount, together with all accrued but unpaid interest thereon, shall be due and payable on May 1, 2004 or such earlier date as provided in the Loan Agreement (including by reason of an acceleration upon the occurrence of an Event of Default) (the "MATURITY DATE").

         Interest on the Principal Amount shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable at the rate and in the manner as provided herein until all of said Principal Amount has been fully paid, whether before or after the Maturity Date, by acceleration or otherwise, and whether or not any judgment is obtained hereon.

         In the event that Lender has not received, within fifteen (15) days of its due date, any installment of the Principal Amount and interest (excluding any Principal Amount and interest due upon the Maturity Date), or


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payment with respect to any other payment due under this Note, Borrower shall be subject to a late charge equal to five (5%) percent of such payment.

         Upon the occurrence of default by Borrower in the performance of any of Borrower's obligations hereunder, or an Event of Default as defined in the Loan Agreement or in any other Loan Documents, Lender may, at its option, accelerate Borrower's obligations hereunder and declare the entire unpaid Principal Amount, together with accrued interest and all other amounts then due which are evidenced by this Note, to be immediately due and payable, without the necessity for demand or additional notice. In addition, upon the occurrence of such default or Event of Default or after the Maturity Date, the interest rate of this Note shall increase without notice, as provided in the Loan Agreement. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Borrower may prepay this Note only in accordance with the terms of the Loan Agreement.

         Notwithstanding any provisions of this Note, it is the understanding and agreement of Borrower and Lender that the maximum rate of interest to be paid by Borrower to Lender shall not exceed the highest of the maximum rate of interest permissible to be charged by Lender under applicable laws. Any amount paid in excess of such rate shall be deemed to be a payment in reduction of principal except to the extent that such amount is in excess of the then outstanding Principal Amount, in which event such excess shall be returned to the Borrower.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. This Note shall bind the successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors and assigns. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change or termination is sought.

         Whenever in this Note words of any gender appear, they shall be deemed to apply equally to any other gender. Whenever used in this Note, the plural shall include the singular and the singular shall include the plural, as the context shall require. In the event that Borrower consists of more than one person or entity, the obligations hereunder shall be joint and several.


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         TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION
EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER'S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER'S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.

                                   EDAC TECHNOLOGIES CORPORATION


                                   By:/s/ Ronald G. Popolizio
                                   ------------------------------------------
                                            Ronald G. Popolizio
                                            Its Vice President
                                            (Duly Authorized)

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